Exhibit h 1 d

FORM OF AMENDMENT DATED MAY 1, 2016
TO THE AMENDED AND RESTATED PARTICIPATION AGREEMENT DATED AS
OF JUNE 30, 2010

Notwithstanding anything to the contrary contained in the above-cited Amended and Restated Participation Agreement (the “Agreement”) among the MainStay VP Funds Trust (the “Fund”), New York Life Investment Management LLC (the “Adviser”), and New York Life Insurance and Annuity Corporation (the “Company”), the Fund, the Adviser and the Company hereby agree that the Agreement is amended to read as follows:

Schedule A is deleted in its entirety and the attached revised Schedule A is inserted in place of the original.

IN WITNESS WHEREOF, the Fund, the Adviser and the Company have caused this Amendment to be duly executed by their respective officers as of the date stated above.

MAINSTAY VP FUNDS TRUST	NEW YORK LIFE INVESTMENT
MANAGEMENT LLC
By:_________________________
Name: Jack R. Benintende	By:_________________________
Title: Treasurer and Principal Financial Officer	Name: Stephen P. Fisher
Title: President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:__________________________
Name: Dylan Huang
Title: Managing Director

SCHEDULE A

Separate Accounts, Variable Contracts and Designated Portfolios Subject to the Amended and Restated Participation Agreement

Registered Separate Accounts and Variable Contracts

Name of Separate Account and Date Established by Board of Directors	Names of Contracts Funded by Separate Account

NYLIAC Variable Universal Life Separate Account-I June 4, 1993

Variable Universal Life

NYLIAC Survivorship Variable Universal Life

NYLIAC Variable Universal Life 2000

NYLIAC Single Premium Variable Universal Life

NYLIAC Pinnacle Variable Universal Life

NYLIAC Pinnacle Survivorship Variable Universal Life

NYLIAC Variable Universal Life Provider

Flexible Premium Variable Universal Life

New York Life Legacy Creator Single Premium Variable Universal Life

New York Life Variable Universal Life Accumulator

New York Life Survivorship Variable Universal Life Accumulator

New York Life Lifetime Wealth Variable Universal Life

New York Life Variable Universal Life Accumulator Plus

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I May 24, 1996	Corporate Sponsored Variable Universal Life Corporate Executive Series Variable Universal Life Corporate Executive Accumulator Variable Universal Life

NYLIAC Variable Annuity Separate Account-I October 15, 1992	New York Life Flexible Premium Variable Annuity

NYLIAC Variable Annuity Separate Account-II October 15, 1992	New York Life Flexible Premium Variable Annuity

NYLIAC MFA Separate Account-I May 27, 1983	Facilitator Multi-Funded Retirement Annuity

NYLIAC MFA Separate Account-II May 27, 1983	Facilitator Multi-Funded Retirement Annuity

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NYLIAC Variable Annuity Separate Account-III November 30, 1994

New York Life Variable Annuity

New York Life Plus Variable Annuity

New York Life Flexible Premium Variable Annuity

New York Life Premium Plus Variable Annuity

New York Life Access Variable Annuity

New York Life Essentials Variable Annuity

New York Life Plus II Variable Annuity

New York Life Select Variable Annuity

New York Life Premium Plus II Variable Annuity

AmSouth Premium Plus

AmSouth Premium Plus II

New York Life Complete Access Variable Annuity

New York Life Flexible Premium Variable Annuity II

New York Life Premier Variable Annuity

New York Life Premier Plus Variable Annuity

New York Life Income Plus Variable Annuity

New York Life Complete Access Variable Annuity II

New York Life Flexible Premium Variable Annuity III

New York Life Premier Variable Annuity II

New York Life Premier Plus Variable Annuity II

New York Life Income Plus Variable Annuity II

NYLIAC Variable Annuity Separate Account-IV June 10, 2003

New York Life Elite Variable Annuity

New York Life Premium Plus Elite Variable Annuity

New York Life Longevity Benefit Variable Annuity

New York Life Flexible Premium Variable Annuity II

New York Life Premier Variable Annuity

New York Life Premier Plus Variable Annuity

New York Life Flexible Premium Variable Annuity III

New York Life Premier Variable Annuity II

New York Life Premier Plus Variable Annuity II

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Non-registered Separate Accounts and Variable Contracts

NYLIAC PPVUL Separate Account-I

Pinnacle Private Placement Variable Universal Life

Magnastar Private Placement Variable Universal Life

CorpExec Private Placement Variable Universal Life

Magnastar Survivorship Private Placement Variable Universal Life

NYLIAC PPVUL Separate Account-II

Pinnacle Private Placement Variable Universal Life

Magnastar Private Placement Variable Universal Life

CorpExec Private Placement Variable Universal Life

Magnastar Survivorship Private Placement Variable Universal Life

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Designated Portfolios

Each of the series and classes of the MainStay VP Funds Trust as designated in the MainStay VP Funds Trust’s prospectus.

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